As filed with the Securities and Exchange Commission on May 18, 2017

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22282

Cook & Bynum Funds Trust
 (Exact name of registrant as specified in charter)

2830 Cahaba Road
Birmingham, AL 35223
 (Address of principal executive offices) (Zip code)

Mr. J. Dowe Bynum
2830 Cahaba Road
Birmingham, AL 35223
 (Name and address of agent for service)

With copies to:

Timothy Selby
Alston & Bird LLP
90 Park Avenue
New York, NY 10016

205-994-2815
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2017

Date of reporting period:  March 31, 2017

Item 1. Reports to Stockholders.

Semi-Annual Report  |  March 31, 2017

Table of Contents

Shareholder Letter	1
Manager Commentary	17
Disclosure of Fund Expenses	21
Schedule of Investments	23
Statement of Assets and Liabilities	25
Statement of Operations	26
Statements of Changes in Net Assets	27
Financial Highlights	28
Notes to Financial Statements	30
Additional Information	40

The Cook & Bynum Fund	Shareholder Letter

March 31, 2017 (Unaudited)

Dear Partners:

For the three-month period ended March 31, 2017 the Fund was up 6.84% versus the S&P at 6.07% and 7.05% for the MSCI ACWI.  During the six-month period ended March 31, 2017, The Cook & Bynum Fund (the “Fund”) gained 4.87% net of all costs.  The S&P 500 plus Dividends (“S&P”) gained 10.12% and the MSCI AC World Index (“MSCI ACWI”) gained 8.44%, respectively, over the same period. For the one-year period ended March 31, 2017, the Fund gained 4.74% compared to a gain of 17.17% for the S&P and 15.69% for the MSCI ACWI.  On an annualized basis the Fund returned 5.87% versus 13.30% for the S&P and 8.97% for the MSCI ACWI during the five-year period ended March 31, 2017.  Since inception on July 1, 2009 through March 31, 2017, the Fund is up 9.23% per annum compared to 15.30% for the S&P and 10.84% for the MSCI ACWI.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted. Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost. To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629) or visit our website at www.cookandbynum.com/cobyx.

Portfolio Update

New Investment

As of this writing at the end of the first quarter of 2017, we are finding an improving opportunity set for the patient, active manager.  After years with little volatility, where global markets were primarily driven by accommodative central bank policies, we are experiencing dislocations caused by shifting Federal Reserve policy expectations, Brexit, Donald Trump’s presidency, impeachment in Brazil, and elections in France and Germany, among other events.  The rules global investors have been playing by for the last several years are changing, and we hope these changes will present a number of opportunities where thorough, nuanced analysis will be rewarded.  We would always prefer lower equity valuations across the board, but in their absence, we would welcome a much less efficient and uniform market than the one that has prevailed over the last seven years.

In fact, we built a new position in Anheuser Busch InBev (“ABI”) in the first quarter of 2017.  ABI reported poor numbers in the second half of 2016 attributable primarily to the difficult macro situation in Brazil, which has hurt consumers and reduced their spending.  These financial results weakened

The Cook & Bynum Fund	Shareholder Letter

March 31, 2017 (Unaudited)

ABI’s stock price, which gave us the opportunity to build a stake at a price level that we believe will produce more-than-adequate returns over the next decade.  ABI is a world class operator, and this business should be strengthened by its recent acquisition of SAB Miller.  The opportunities for cost savings in their overlapping territories are large, and management has a history of delivering in such situations.  Additionally, cross-selling opportunities with the new combination of brands and best practices should produce revenue growth that is in excess of current expectations.  And, perhaps just as importantly, the new, combined ABI will benefit for decades from the compelling demographic tailwinds it will enjoy in Latin America and Africa.  We are watching management closely to see that they deliver on these growth and cost cutting initiatives and their promise to deleverage the business rapidly over the next few years.

Holdings Overview

Our long-term time horizon and dedication to building a concentrated portfolio of only our best ideas requires that we research each of the Fund’s holdings intensively to form an opinion about its future prospects.  This work is iterative and on-going.  The summaries below provide an overview of our current thinking for each of the Fund’s holdings.

Arca Continental

Arca Continental bottles Coke products in northern Mexico, Ecuador, Peru (through its controlling stake in Lindley), northern Argentina, and almost all of Texas along with parts of Oklahoma, New Mexico, and Arkansas.  Beyond beverages, Arca also sells snacks in Mexico, the U.S., and Ecuador through its brands Bokados, Wise, and Inalecsa.  Via its ownership in Tonicorp, Arca is the #1 value-added dairy company in Ecuador.  Over the years, we have spent extensive time with management in Monterrey, Mexico as well as having been given unfettered access to managers at all levels of the organization – from the CEOs of Lindley and Tonicorp to the sales managers for Santiago del Estero, Argentina and Northern Quito, Ecuador.  Arca’s customer-centric way of doing things is exemplary, is repeatable, and permeates the company.  Pancho Garza and his team run one of the finest organizations in the world.

It is therefore no surprise to us when they continue to exceed expectations.  Arca’s territory in northern Mexico has the highest per capita consumption in the world, yet Arca still grew volume 8% in the region in 2016.  The macro environments continue to be headwinds in Argentina, with the end of the Kirchner era, and in Ecuador, which has been impacted by lower oil prices and the terrible earthquake.  Nevertheless, we expect these to be good markets for Arca over the next ten years.  Additionally, Arca reduced its

The Cook & Bynum Fund	Shareholder Letter

March 31, 2017 (Unaudited)

leverage ratio from 1.9 times net debt to EBITDA to 1.3 times in 2016, continuing the company’s long-standing aversion to debt and increasing its flexibility to capitalize on future growth opportunities.

The lead-up to the U.S. election and the ultimate result hurt both the Mexican stock market and the Mexican peso.  While many large Mexican companies are big exporters to the U.S. market, Arca exports few of its goods – for the most part products that are made in Mexico are sold in Mexico, and products sold in the U.S. are produced in the U.S.  Accordingly, a renegotiation of NAFTA should not affect Arca directly.  A slowdown in the economy in northern Mexico, however, would have an adverse effect, but Arca has successfully withstood recessions before with its largely non-cyclical portfolio.  Given our long-term expectations for the business and confidence in management, we were pleased to increase the Fund’s stake at attractive prices as the market’s near-term concerns about Mexico pushed Arca’s share price lower.  As of this writing, Arca’s share price has increased significantly since that purchase.  The Mexican Peso has appreciated versus the U.S. dollar, as well.

Coca-Cola Embonor

Based in Chile, Coca-Cola Embonor is a Coke bottler that serves two primary markets, most of Chile outside of the Greater Santiago area and the country of Bolivia.  Embonor made progress in several areas during 2016 that should improve its prospects for additional earnings growth.  Dowe visited the company in Santiago in January, and his discussions with management and reported financial results indicate that they have done a nice job of controlling costs in Embonor’s Chilean territories in the face of a weaker economy.  More importantly, thanks to effective distribution execution and an improved price/package mix, the Bolivian business again grew at a double-digit rate in 2016 – now making Bolivia a bigger market than the company’s original Chilean territory.  This strong growth in Bolivia will likely repeat in 2017, although this greater-than-GDP rate of expansion will not continue ad infinitum.  Embonor is well-positioned to benefit from even small increases in per capita GDP in Bolivia, as we have found that consumers steadily switch to prepackaged beverages (ready-to-drink) as their per capita incomes go from $5,000/year to $20,000/year.  Currently, per capita income in Bolivia is about $6,000/year compared to $17,000/year in Chile.

The business is, of course, not without challenges.  One area of concern centers around potential macroeconomic issues that impact consumers in its end markets.  The Chilean economy relies heavily on copper mining and is susceptible to changes in the underlying commodity price.  Additionally, Bolivia’s government is not as stable as that of Chile.  Fortunately, Embonor is

The Cook & Bynum Fund	Shareholder Letter

March 31, 2017 (Unaudited)

well-positioned to execute on its core competencies and should be able to weather effectively less-than-ideal macroeconomic conditions.

Embonor remains attractively valued given its overall growth prospects.  Additionally, and as a potential premium creator, Embonor is a likely takeover target for one of the larger Latin American bottlers.  The synergies from a deal with Andina would be compelling in Chile, and both Coca-Cola Femsa and Arca Continental could make a case for buying Embonor, given the strength of the Bolivian business.

Corporación Lindley

As first reported in last year’s semi-annual report, we built a stake in Corporación Lindley, the bottler of Inca Kola and Coke products for all of Peru, during late 2015 and early 2016.  We had been following the business for some time and had visited the company and its Peruvian markets on several occasions in recent years, but our research indicated that Lindley was being run suboptimally despite attractive demographic and economic tailwinds in Peru.  Our ultimate decision to invest in the business coincided with a change-in-control transaction in which Arca Continental purchased a majority stake and began implementing a series of operational improvements that promised to increase the sales and profitability of the business.  We had the opportunity to meet again with management in Peru on separate occasions in the past twelve months, and our observations underscored the progress that was already becoming evident in the financial results.  Market visits to both formal and the much-larger informal channels confirm the distribution and pricing advantages Lindley has over its competitors.  On Dowe’s visit in January to the company’s new state-of-the-art production facility located 50 kilometers south of Lima in Pucasana, he saw the efficiency and profitability benefits of the ongoing production consolidation into this plant, which is further complemented by an investment in a distribution center network around Lima.  Most of these large investments are complete, and they should immediately enhance free cash flow.

Lindley’s securities are thinly traded and the company’s ownership is concentrated, so the Fund’s position is relatively illiquid.  We believe the lack of trading activity also means that the prevailing stock price, which was down in 2016 and is lower than where we bought much of the Fund’s stake, meaningfully undervalues the position.  In fact, we believe it is the most undervalued security in our portfolio and that its operational results will only continue to improve.

The Cook & Bynum Fund	Shareholder Letter

March 31, 2017 (Unaudited)

Microsoft

In 2011, many observers expected the decline in PC sales and a lengthening of the hardware replacement cycle to be a death sentence for Microsoft.  When we began investing in the business that year, it was trading at about 7x earnings after backing out its huge net cash position.  Not only did the management team have a clearly articulated strategy for giving up margin in Windows to secure its Office and Server franchises, it also began executing this strategy before Steve Ballmer left.  As it turns out, Ballmer was ineffective as a messenger, but the silos that had caused internal conflict were already being broken down and integrated under his watch.  Additionally, Microsoft suffered because in the minds of many analysts and observers, all that mattered was the consumer channel.  At the time, the market was narrowly focused on the success Apple and Google were having with consumer products and services.  Microsoft’s inability to build or buy traction in its mobile phone business blinded many to its earnings power with Office and Server among business customers.  Accordingly, analyst ratings and market valuations did not reflect the potential we saw at the time.  At around an average price of $26 per share, we were able to buy Microsoft for less than its run-off mode value while also acquiring a free option on any success Microsoft would have growing its business.  We love this type of low-risk, high-reward situation.

With Satya Nadella as CEO, Microsoft’s operations have outperformed even our more optimistic expectations.  Microsoft keeps growing its cloud and subscription businesses at high rates.  Microsoft is not simply providing computing infrastructure through the Microsoft Cloud, but rather the company is layering powerful productivity software on top.  We believe that infrastructure as a service (IAS) businesses like Amazon Web Services will ultimately yield very low or zero margins.  Microsoft can provide this service as a loss leader when paired with a profitable software as a service (SAS) layer on top.  While Microsoft’s recurring revenue franchises carry lower margins than the legacy one-time/up-front operating system license payments, these businesses create sticky annuities that tend to generate higher cumulative revenue volume and owner-earnings over time.  Unfortunately, the market is attuned to this performance improvement, and the stock has appreciated sharply and is no longer priced at a deep discount to intrinsic value.  Microsoft grew to 20% of the Fund’s assets in late 2014, and we sold about half of the position around $46 per share.  We halved the position again in late 2015 at $54 per share.  The stock price has creeped up above $67 per share, and we reduced our position further.

The Cook & Bynum Fund	Shareholder Letter

March 31, 2017 (Unaudited)

Coca-Cola

The Coca-Cola story is becoming more complex.  Long-time CEO Muhtar Kent is stepping down this year, although he will remain Chairman of the Board.  He is being replaced by COO James Quincey, a veteran of the business with global experience in numerous international territories (including extensive experience in Mexico, overlapping with Arca’s leadership team).  Mr. Quincey’s biggest, and hardest, task will be to help Coke more quickly adapt to a hostile environment for its biggest product – carbonated soft drinks sweetened with sugar.  This effort takes several forms.  Coke is already doing a nice job of both innovating around artificially sweetened products and diversifying its revenue streams with more juice, dairy, and water products.  Progress needs to continue on both fronts.  The company has had less success battling the widespread demonization of sugar and the cola taxes that are becoming popular revenue sources for governments.  We would suggest that Coke and Mr. Quincey should confront this challenge head-on.  Expanding the selection and popularity of non-sugar sweetened offerings will only strengthen the overall business, while clarifying the science (some of which is sound and some of which is not) around sugar and other sweeteners will solidify the existing cola franchise.  Coke has also been hurt by the strong dollar, as the company earns most of its revenue and profits in currencies other than U.S. dollars.  While Coke participates in some hedging transactions, the company was not fully hedged against the sharp move higher for the dollar.

Despite the headline focus on sugar and the foreign exchange impact, Coke is making solid progress in many areas.  Working alongside its bottling partners, Coke has shifted its focus to selling the most profitable ounces of soft drinks rather than simply growing volumes every year.  Offering smaller packages at higher margins has proven to be a successful strategy so far.  Examples of this in action include the introduction of the 7.5oz can in the United States as an alternative to the 12oz can or 16oz bottle.  Coke enjoys greater profitability on the smaller can, even though they produce smaller volume and revenue.  The company also continues to benefit from growth in developing markets where the size of the middle class, with its new disposable income, is expanding.  The market for Coke products, both sugar-sweetened carbonated soft drinks and still beverages, is much less mature in many corners of the world, providing real room for growth – a view supported by our on-the-ground research.

In closing, it is worth mentioning a rumor that persists in the beverage industry, namely that Anheuser-Busch InBev has interest in buying The Coca-Cola Company.  Of course, a variety of operational, financial, and regulatory hurdles would have to be overcome before this transaction would be likely or probable, but from a business perspective the global distribution advantages

The Cook & Bynum Fund	Shareholder Letter

March 31, 2017 (Unaudited)

of combining these businesses would be incredible.  For instance, the Coke and AB InBev distribution systems are numbers one and two in almost all regions of Latin American and Africa.  Competitors in these and other markets, already at a big disadvantage, may find themselves in a near-fatal cost and consumer reach predicament.  By further dominating retail shelves in formal and informal markets, the combined company could advance the virtuous cycle of dominant brands, distribution, and market share.

Walmart

Walmart is investing heavily to improve its in-store experience.  This investment is taking multiple forms: an improved fresh offering, faster checkout lines, higher quality associates attracted by better wages, increased associate training, improved daytime stocking and inventory management including top stock inventory, enhanced merchandising and purchasing, etc.  Walmart’s internal data show key performance metrics have improved every quarter for two years due to these investments.  With the renewed store experience, Walmart is implementing some pricing rollbacks to draw customers into the stores; this investment in price cuts will be even bigger in 2017 and 2018.  These collective investments in people and “price” both appear in the income statement as current expenses, as opposed to being classified as capital expenditures like new store openings are.  Although the impact of this accounting treatment is neutral for owner-earnings, it does reduce reported GAAP earnings.  Irrespective of their accounting classification, we think these outlays make sense and will increase the net present value of Walmart’s future cash flows.  Kroger’s CFO Mike Schlotman recently said, “We certainly have seen [Walmart] do things better than they historically have.”

Walmart’s other big area of investment is in the company’s e-commerce capabilities.  The largest outlay in this area was the company’s acquisition of Jet.com, which brought Marc Lore aboard to run e-commerce for all of Walmart.  Lore has made the encouragement of larger basket sizes a core strategic tenet.  As a customer’s basket size increases, Walmart/Jet.com will share the shipping savings with the consumer.  Additionally, the team is leveraging Walmart’s brick-and-mortar store advantages through the availability of online ordering/store pickup.  Walmart can deliver virtually anything it sells to a store for $1/package, which creates a fundamental cost advantage that will be difficult for Amazon to match.  In total, we expect Walmart’s online business to be profitable within 24 months with a 20%+ top-line growth rate.  This expectation is different from the consensus on Wall Street, but this type of operational performance would provide significant upside for the Fund’s investment in the business.

The Cook & Bynum Fund	Shareholder Letter

March 31, 2017 (Unaudited)

Walmart’s biggest challenge remains the largest threat in all of retail – Amazon.  Fueled by an incredibly low cost of capital, Jeff Bezos is admirably playing a long game focused on scale at the expense of profit in its retail business.  Amazon’s progress has been brutal or fatal to lots of retailers, particularly those that are simply deep and not wide.  The internet allows a retailer to be both wide and deep as long as the consumer is willing to do a lot of the informational lifting, a task that Amazon turned into an art form with star ratings and customer reviews.  Many retailers are suffering, including large players like Sears, Dick’s Sporting Goods, Macy’s, Bed Bath & Beyond, etc., and many long-standing businesses will fail.  Interestingly, Google and Microsoft are indirectly important to retail pricing due to their cloud offerings that compete with Amazon’s Web Services (AWS) business.  Amazon is using AWS’s current profitability to offset its losses in retail.  When profitability declines in the cloud infrastructure business (as discussed above in our Microsoft summary), we expect Amazon will have to increase its retail prices to support its aggregate cash flows.  However, Amazon’s potential increase in retail prices could be delayed until cloud capacity catches up with demand.

When Amazon’s investors start demanding a real return on their invested capital, Amazon will likely have to change its overall approach to pricing and become more profit-driven.  Amazon will either have to raise the prices of goods to expand its gross margins or increase the fee for its Prime membership to more fully cover shipping costs that the company is currently subsidizing on behalf of the consumer.  Additionally, Amazon has finally agreed to collect sales taxes nationwide on items it sells, though not necessarily for third party merchants.  While the wealthy will likely continue to pay for the convenience, these material price increases will send the American middle class back to the low-cost provider in Walmart.  Of course, it is hard to know when this change in conditions will occur.  Despite Amazon’s distortions to the retail landscape, Walmart is profitable in the existing environment, and we continue to believe that its business will be bigger and more profitable in 10 years.  Although we wish Walmart’s stock were cheaper, the current stock price indicates that a patient investor can still make a nice return from this level with real upside if Amazon’s approach to pricing changes sooner rather than later.

Berkshire Hathaway

Berkshire Hathaway remains a core position because the assortment of wholly-owned businesses and securities that Warren Buffett and Charlie Munger have assembled under one roof is unrivaled.  Berkshire’s collection of insurance companies, the biggest and most important part of its empire, continues to produce industry-leading results, and Ajit Jain, Berkshire’s

The Cook & Bynum Fund	Shareholder Letter

March 31, 2017 (Unaudited)

underwriting genius, has recently added GenRe to his list of duties.  Jain’s track record is impeccable.  As would be expected in a conglomerate as large and diverse as Berkshire, there are some areas of concern that bear watching.  The decline in oil prices has been bad for its considerable railroad investment, and the overall sluggish U.S. GDP expansion has constrained growth within Berkshire’s cyclical businesses.  We also believe Berkshire’s public equity portfolio is richly valued, particularly its financial investments like Wells Fargo, Bank of America, and U.S. Bank that have appreciated significantly since November.  We sometimes use a multiple of Berkshire’s book value as a short-hand for estimating its intrinsic value.  The company’s book value rises with the appreciation of its public equity holdings, but the intrinsic values of these holdings are independent of their share prices.  So we slightly increase and decrease the multiple of book that we use to estimate Berkshire’s overall intrinsic value to dampen the impact of market swings.  Berkshire is worth a reduced multiple of book value when, like now, the margin of safety for its public equity portfolio is smaller.

The company’s most important asset remains Warren Buffett and his standing as the best capital allocator in the world.  Despite buying tens of billions of dollars of businesses over the last five years, the cash generation capacity of Berkshire is so enormous that Buffett is sitting on the company’s largest ever cash pile.  We expect Berkshire to continue to compound capital at above average rates, and its stock currently sells at a modest discount to intrinsic value.

An Often Unexploited Advantage of a Controlling Shareholder

Last October we had a discussion with the CEO of one of our companies about not surrendering the advantages of having a controlling shareholder or a small group of well-aligned controlling shareholders who have a long-term orientation.  The conversation with this executive began with a question around how the company thought about its investor relations function and the relative value placed on that effort within the organization.  We understand the psychological desire for executives to put their best, or at least a reasonably good, foot forward, and often their economic incentives are tied to higher share prices.  Ultimately, however, a management team who has the strong backing of a majority owner should not care what a Wall Street analyst thinks the value of the business is on any given day.  In fact, trying to get analysts to fully value, or even overvalue, the business is against the economic interests of long-term shareholders.

This claim may strike you as bold or even odd – why would owners of an asset want it to be undervalued while they own it?  Does not that just hurt these owners’ investment returns, especially if the undervaluation persists for

The Cook & Bynum Fund	Shareholder Letter

March 31, 2017 (Unaudited)

a long time?  The answer is driven by one’s time horizon.  Let us back up and first explain the overall framework for this counterintuitive assertion.  A company is worth, that is its intrinsic value is, the sum of all the future cash it will earn for its owners in perpetuity discounted back to today’s dollars.  This estimated intrinsic value is a function of the company’s future earning power but not its stock price.  The market value for a business on any given day, as reflected in this share price, is simply the amount of money the marginal buyer and seller of the stock are willing to exchange for shares.  These participants’ views about the company’s value are certainly shaped by their expectations for future cash flows, but they are also influenced by recent price movements of the stock, beliefs about how the broader market will react to next quarter’s earnings, rumors about potential buy or sell-side M&A activity, cash needs, etc.  This market value, as represented by daily stock prices, can be found in some mound-shaped probability distribution around the underlying intrinsic value.  The variance of this distribution can fluctuate widely1 depending on the predictability of the underlying business, the level of disclosure made by the company, the number of intelligent investors following the business, the prevailing mood of the market (animal spirits), etc.

[1]
We use a Student’s t-distribution when thinking about probability distributions for financial securities due to its robustness against departures from normality.  We find the industry-standard assumption of normality to be dubious.  For more on this topic, visit: http://www.cookandbynum.com/our-investment-approach/how-we-think/einstein-cern/.

The Cook & Bynum Fund	Shareholder Letter

March 31, 2017 (Unaudited)

Most public companies have fragmented shareholder bases.  If a company has a fragmented shareholder base and its stock price trades dramatically below its per share intrinsic value, the company is vulnerable to an acquisition at this discount. A “forced” sale like this would permanently destroy value for current shareholders, so, in such cases, management has some responsibility to encourage shareholders to value the business close to intrinsic value.  Additionally, if a company expects to access the capital markets in the future through a debt issuance or a secondary offering, or if a company wants to use its shares to make acquisitions, it is optimal (although less than honorable) to try to inflate the company’s market value above its intrinsic value to help lower its cost of capital.  In all cases, of course, a company has the obligation to make any and all required disclosures in a forthright manner and to communicate the business’s current situation and prospects in an accurate and complete way.  However, a company has no obligation to market its shares with the same enthusiasm it might market its products or services.  Unfortunately, we find this salesmanship to be the norm.  For example, we believe the standard practice of earnings guidance damages long-term shareholders by constraining management flexibility and inflating the current share price.

If a company has a controlling shareholder or shareholder group, however, management should eschew this standard investor relations practice of promoting the company’s stock price.  In fact, this promotion could cost patient shareholders a great deal of long-term value if it prevents the company from buying its stock back at prices that are below intrinsic value.  To demonstrate, consider a hypothetical company that will earn $1 million in 2017 with one million in outstanding shares.  This company will grow earnings 8% annually for several years, with this annual growth rate falling to 3% until decaying to no growth after 25 years.  The company has a 100-year life, making it a good business with a defendable moat.

A company can use its free cash flow to reinvest in the growth of the business, to pay a dividend, and/or to repurchase outstanding shares.  We assume for simplicity that internal reinvestment opportunities are unavailable, and we examine the per share effect for a shareholder of either the company (i) paying dividends that the shareholder can reinvest at a reasonable rate, or (ii) buying back shares at various discounts from or premiums to intrinsic value.  The compound effect of systematically buying back shares at a discount is dramatic.  Over thirty years, a shareholder’s investment will be worth four times as much money if shares are repurchased at a 60% discount to intrinsic value versus buying those shares at intrinsic value or paying a dividend.  Buying shares above intrinsic value, on the other hand, is

The Cook & Bynum Fund	Shareholder Letter

March 31, 2017 (Unaudited)

destructive to value and leaves the shareholder worse off than if the company distributed its excess capital.  Please see year 2047 in the table below:

This simple analysis illustrates the non-linear nature of and exponential results for a company that is able to repurchase shares with retained earnings at prices below intrinsic value.  What sounds mostly absurd in the short-term – do not worry if your share price is depressed – is a boon over the long-term if a company astutely takes advantage of this mispricing.

This illustration begs the question: why do so many companies surrender this possible advantage?  We think responsibility starts with the board, which should make the long-term compounded return ultimately enjoyed by shareholders the primary goal of the business.  Board members should, for example, design management incentives that avoid promoting the shorter-term movements of the stock price or near-term earnings goals.  Stock option plans, at least as typically constructed, are often major roadblocks to achieving this goal.  Many of these plans reward management for a rising share price in the medium-term rather than an increase in the per share intrinsic value of the business, and these systems are easy to game.  For example, such plan constructions encourage management to unnecessarily retain or reinvest earnings at sub-par rates of return.  Each dollar per share not paid out as a dividend should mathematically increase the price of the stock by one dollar, which is nice if you hold stock options.  This responsibility for setting the right overall tone for a business extends to management, of course.  Accordingly, an investor should demand a management team who thinks and acts like shareholders, preferably because they are owners who have significant portions of their net worth invested in the company’s stock with it at-risk over the long-term.

Warren Buffett provides a useful illustration of this overall point.  Mr. Buffett is the largest shareholder in Berkshire Hathaway, and he famously has an insignificant base salary and does not participate in any other incentive programs.  He is as well-aligned as an executive can be with shareholders.  As for decisions about capital allocation, his menu of options is the same as all

The Cook & Bynum Fund	Shareholder Letter

March 31, 2017 (Unaudited)

others – reinvest in the business, pay a dividend, and/or repurchase stock.  His aversion to paying dividends is well-documented, and this distaste is driven by his superior ability to reinvest in his business and generate high rates of return (something we assumed away in our model for illustrative purposes).  Also, Buffett eschews dividends because of the tax advantages of buying back shares.  He has pursued share repurchases twice – once in early 2000 and again in 2011.  In his March 2000 shareholder letter2, Buffett wrote (emphasis ours):

Recently, a number of shareholders have suggested to us that Berkshire repurchase its shares.  Usually the requests were rationally based, but a few leaned on spurious logic.  There is only one combination of facts that makes it advisable for a company to repurchase its shares: First, the company has available funds – cash plus sensible borrowing capacity – beyond the near-term needs of the business and, second, finds its stock selling in the market below its intrinsic value, conservatively-calculated.  To this we add a caveat: Shareholders should have been supplied all the information they need for estimating that value.  Otherwise, insiders could take advantage of their uninformed partners and buy out their interests at a fraction of true worth.  We have, on rare occasions, seen that happen.  Usually, of course, chicanery is employed to drive stock prices up, not down…

When available funds exceed needs of those kinds, a company with a growth-oriented shareholder population can buy new businesses or repurchase shares.  If a company’s stock is selling well below intrinsic value, repurchases usually make the most sense.  In the mid-1970s, the wisdom of making these was virtually screaming at managements, but few responded.  In most cases, those that did made their owners much wealthier than if alternative courses of action had been pursued.  Indeed, during the 1970s (and, spasmodically, for some years thereafter) we searched for companies that were large repurchasers of their shares.  This often was a tipoff that the company was both undervalued and run by a shareholder-oriented management.

[2]	http://www.berkshirehathaway.com/letters/final1999pdf.pdf; ‘Share Repurchase’ section on pages 16 & 17.

The Cook & Bynum Fund	Shareholder Letter

March 31, 2017 (Unaudited)

That day is past.  Now, repurchases are all the rage, but are all too often made for an unstated and, in our view, ignoble reason: to pump or support the stock price.  The shareholder who chooses to sell today, of course, is benefitted by any buyer, whatever his origin or motives.  But the continuing shareholder is penalized by repurchases above intrinsic value.  Buying dollar bills for $1.10 is not good business for those who stick around…

Of course, both option grants and repurchases may make sense – but if that’s the case, it’s not because the two activities are logically related.  Rationally, a company’s decision to repurchase shares or to issue them should stand on its own feet.  Just because stock has been issued to satisfy options – or for any other reason – does not mean that stock should be repurchased at a price above intrinsic value.  Correspondingly, a stock that sells well below intrinsic value should be repurchased whether or not stock has previously been issued (or may be because of outstanding options)…

Some of the letters we’ve received clearly imply that the writer is unconcerned about intrinsic value considerations but instead wants us to trumpet an intention to repurchase so that the stock will rise (or quit going down).  If the writer wants to sell tomorrow, his thinking makes sense – for him! – but if he intends to hold, he should instead hope the stock falls and trades in enough volume for us to buy a lot of it.  That’s the only way a repurchase program can have any real benefit for a continuing shareholder.

We will not repurchase shares unless we believe Berkshire stock is selling well below intrinsic value, conservatively calculated.  Nor will we attempt to talk the stock up or down.  (Neither publicly or privately have I ever told anyone to buy or sell Berkshire shares.)  Instead we will give all shareholders – and potential shareholders – the same valuation-related information we would wish to have if our positions were reversed…

Please be clear about one point: We will never make purchases with the intention of stemming a decline in Berkshire’s price.  Rather we will make them if and when we believe that they represent an attractive use of the Company’s money.

Jumping forward to 2011, Buffett again let shareholders know that Berkshire would repurchase shares whenever the price dipped below 1.1 times book value (since increased to 1.2 times book value) as he considered that price a

The Cook & Bynum Fund	Shareholder Letter

March 31, 2017 (Unaudited)

substantial discount to intrinsic value.  We are obviously supporters of this strategy, and we encourage Buffett and Munger to deploy their capital when Berkshire’s stock price is attractively below its intrinsic value.  In fact, as long-term shareholders, we hope the market begins meaningfully mis-assessing Berkshire’s value and does so for a very long time.  This market mistake would be a boon for the Fund – we would be given the opportunity to, on a look-through basis, own a progressively higher percentage of Berkshire’s future earnings without having to deploy a single dollar of additional capital.

Walmart, Arca, Embonor, Anheuser Busch InBev, and Lindley are also companies in the Fund’s portfolio that should be using this framework as a strategic tool to advance the long-term interests of their owners.  Each of these businesses are controlled by a single owner or group of shareholders who are particularly long-term in focus and disposition.  It is not by accident that six of the Fund’s eight holdings share this characteristic.  We would enthusiastically applaud a period when these companies’ stock prices languish below our estimate of their intrinsic values.  Rather than requesting that management call analysts in an attempt to change their minds about the value of the business, we would encourage these executives to allocate every appropriate incremental dollar of capital to repurchase their mispriced shares.  Patient capital, like the Fund, that is focused on maximizing compounded annual returns over decades should use the advantages afforded to that temperament to gain an advantage over competitors forced to forgo long-term returns to satisfy short-term concerns.

The Importance of This Long-Term Mentality

Seth Klarman has opined that, “[H]aving clients with a long-term orientation is crucial. Nothing else is as important to the success of an investment firm.”  We are fortunate to have partners who reinforce our distinctly long-term philosophy.  Your support has allowed us to build structural advantages into our approach that promote the building of long-term wealth, including:

•
We use an absolute value, instead of relative value, framework – meaning we only make investments that satisfy our minimum expected rate of return requirements, rather than investments that happen to be cheaper than other existing options.  We are more than willing to hold cash in the absence of these opportunities, as opposed to investors who are required to be fully invested at all times and must buy stocks even if prices are rich, risk is high, and potential returns are low or negative.  We do not feel compelled to swing the bat when the best course of action is to wait for compelling opportunities.

The Cook & Bynum Fund	Shareholder Letter

March 31, 2017 (Unaudited)

•
We are not worried about next quarter’s results for a business whose long-term prospects we like.  As explored above, we prefer for the stock prices of the businesses we own to decrease over the short and intermediate-term.  This disposition and discipline is difficult or impossible for most, but we believe our ability to be satisfied by delayed gratification is a major advantage as it allows us to own proportionally more of a company’s earning power over time at compelling valuation levels.  We cherish opportunities to invest in the currently “unloved” where patience is rewarded.

•
Our lack of concern with measuring our results relative to a benchmark over anything other than multiple market cycles allows us to concentrate the Fund’s capital only in our most compelling ideas.  This willingness to absorb volatility and withstand tracking error is a prerequisite for market-beating returns over a long time horizon.

In our conversations with capital allocators, we remain surprised by how often those with long time horizons forfeit advantages like these.  The reasons include: herding in an effort to not look too different, an unwillingness to stomach volatility, career risk, institutional financial pressures, management by committee, etc.  We recognize the impact of these psychologies, and we are ultimately thankful for them as they provide the inefficiencies that, from time to time, produce truly compelling investment opportunities.

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund.  We invest substantially all of our liquid net worth alongside our investors to align, as closely as possible, our incentives with your goals.  We eschew leverage to minimize risk and to maximize long-term returns.  We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain.  In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment.  If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us.  Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

J. Dowe Bynum

The Cook & Bynum Fund	Manager Commentary

March 31, 2017 (Unaudited)

As of March 31, 2017, the unaudited net asset value (“NAV”) attributable to the 9,173,009 shares outstanding of The Cook & Bynum Fund (“Fund”) was $15.78 per share.  This NAV compares with an audited NAV of $15.81 per share as of the Fund’s Annual Report dated September 30, 2016.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 3.31.17

Average Annual Total Return
	1 Year	3 Year	5 Year	Since Inception(1)
The Cook & Bynum Fund	4.74%	3.81%	5.87%	9.23%
S&P 500 Index(2)	17.17%	10.37%	13.30%	15.30%
MSCI ACWI Index Gross (USD)(3)	15.69%	5.65%	8.97%	10.84%

(1)	Fund inception date of July 1, 2009.
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.  The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.  You cannot invest directly in an index.

(3)
The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. You cannot invest directly in an index.

As of March 31, 2017, the gross and net expense ratios of the Fund were 1.79% and 1.49%, respectively.  Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%.  This agreement is in effect through February 1, 2018.

The Cook & Bynum Fund	Manager Commentary

March 31, 2017 (Unaudited)

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements.  Without these waivers and reimbursements, performance would have been lower.  Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted.  Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Many factors affect performance including changes in market conditions in response to economic, political, or financial developments.  To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values and there is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the S&P.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of  3.31.17

The Cook & Bynum Fund	Manager Commentary

March 31, 2017 (Unaudited)

Portfolio Changes for the six months ended 3.31.17

New Holdings	Eliminations
Anheuser-Busch InBev SA/NV-ADR	None

We added a new 5% position in Anheuser-Busch InBev (“ABI”) during the first quarter of 2017.  ABI posted sub-par financial results in 2016 due primarily to a difficult macro situation in Brazil that weakened consumer spending.  These reported results pushed down ABI’s stock price, which gave us the opportunity to build a stake at a price level that we expect will produce more-than-adequate returns over the next decade.  ABI is a world class operator, and this business should be strengthened by its recent acquisition of SAB Miller.  The opportunities for cost savings in their overlapping territories are large, and management has a history of delivering in such situations.  Additionally, cross-selling opportunities with the new combination of brands and best practices should produce revenue growth that is in excess of current expectations.

We also increased the Fund’s stake in Arca Continental.  In reaction to the results of the U.S. presidential election and despite the company’s continued strong operational performance, Arca’s stock price and the value of the Mexican peso decreased meaningfully during 2016.  The combination of these adverse pricing impacts gave us an opportunity to increase the Fund’s position at attractive prices during early 2017.  Related declines in Coca-Cola Embonor’s stock price also allowed us to add small amounts to the Fund’s position at a similarly favorable price.

We did reduce the Fund’s position in Microsoft due to its rising valuation.  While the business is performing well, so has the stock, and it is now much closer to being fully valued.

Performance Contribution

Following a decline in its stock price during the fourth quarter of 2016 and some additional choppiness in the first quarter of 2017, Arca Continental rallied significantly on the back of strong reported financial results in February and was the largest contributor to the Fund’s positive performance for the period.  Additionally, after weakening for much of 2016, the Mexican peso strengthened in the first quarter of 2017, further increasing the dollar value of the Fund’s position in Arca.  Coca-Cola Embonor was the next best contributor for the period, as its stock price followed a similar course to Arca’s but did not suffer the same foreign exchange impact.  Making smaller contributions to performance were Walmart, Microsoft, Corporación Lindley, Coca-Cola, and Berkshire Hathaway.  The only decliner for the period was the new holding, Anheuser-Busch InBev.

The Cook & Bynum Fund	Manager Commentary

March 31, 2017 (Unaudited)

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed.  The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities to the extent that CBCM believes that we are able to find businesses with appropriate risk/reward profiles.  To the extent that CBCM is unable to identify qualifying securities, we will hold any allowable amount of cash or other liquid, low-risk securities.  Such securities (i.e., U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when suitable equity investments present themselves.  At period end, the Fund had 36.4% of its net assets invested in cash or cash equivalents (cash, money market funds, or U.S. Treasury Bills).  CBCM anticipates that this percentage of assets invested in cash equivalents is higher than the average will be over time, but we will not buy other securities without the appropriate return profile and margin of safety.  There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio managers and their spouses have a significant personal stake in the Fund.  Your portfolio managers do not invest with outside managers or hold individual stocks.  Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges and expenses carefully before investing. To obtain a prospectus, which contains this and other information, call 1-877-839-COBY or visit www.cookandbynum.com/cobyx.  Read the prospectus carefully before investing.

The Cook & Bynum Fund	Disclosure of Fund Expenses

March 31, 2017 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from October 1, 2016 through March 31, 2017.

Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses

March 31, 2017 (Unaudited)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	10/1/2016 to	Expense
	10/1/16	3/31/17	3/31/2017(1)	Ratio
Actual Fund Return	$1,000.00	$1,048.70	$7.61	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.50	$7.49	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (182), then divided by 365.

The Cook & Bynum Fund	Schedule of Investments

March 31, 2017 (Unaudited)

Description	Shares	Value
DOMESTIC COMMON STOCKS (31.5%)

Conglomerates (5.6%)
Berkshire Hathaway, Inc. – Class B(a)	49,000	$8,167,320

Software (3.8%)
Microsoft Corp.	84,326	5,553,710

Syrup and Concentrate Manufacturing (10.7%)
Coca-Cola Co.	364,700	15,477,868

Warehouse Clubs and Supercenters (11.4%)
Wal-Mart Stores, Inc.	228,000	16,434,240
TOTAL DOMESTIC COMMON STOCKS
(Cost $31,559,764)		$45,633,138

FOREIGN COMMON STOCKS (21.7%)

Breweries (4.8%)
Anheuser-Busch InBev SA/NV – ADR	63,847	7,007,847

Soft Drink Bottling and Distribution (16.9%)
Arca Continental SAB de CV	2,662,191	18,485,216
Corporación Lindley SA(a)(b)	6,048,422	5,958,119
		24,443,335
TOTAL FOREIGN COMMON STOCKS
(Cost $24,551,192)		$31,451,182

FOREIGN PREFERRED STOCKS (10.9%)

Soft Drink Bottling and Distribution (10.9%)
Coca-Cola Embonor SA – Series B	6,379,772	15,807,429
TOTAL FOREIGN PREFERRED STOCKS
(Cost $12,331,422)		$15,807,429

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Schedule of Investments

March 31, 2017 (Unaudited)

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (35.1%)

U.S. Treasury Bills (35.1%)
0.000%, 04/06/2017(a)	$35,300,000	$35,298,376
0.000%, 04/27/2017(a)	15,500,000	15,492,514
TOTAL SHORT-TERM INVESTMENTS
(Cost $50,791,717)		$50,790,890
TOTAL INVESTMENTS (99.2%)
(Cost $119,234,095)		$143,682,639
TOTAL CASH INCLUDING
FOREIGN CURRENCY (1.3%)		1,868,683
TOTAL LIABILITIES IN EXCESS
OF OTHER ASSETS (-0.5%)		(768,556)
NET ASSETS (100.0%)		$144,782,766

(a)	Non-income producing security.
(b)	This security is deemed illiquid according to the Fund’s liquidity guidelines. The value of this security was $5,958,119 or 4.1% of net assets.

Common Abbreviations:
ADR – American Depositary Receipt
SA – Sociedad Anonima
SA/NV – Societe Anonyme/Naamloze Vennootschap
SAB de CV – Sociedad Anonima Bursatil de Capital Variable is a Spanish Capital Company

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease. Industries are shown as a percentage of net assets.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Assets and Liabilities

March 31, 2017 (Unaudited)

ASSETS:
Investments, at value (cost $119,234,095)	$143,682,639
Cash	1,816,702
Foreign currency, at value (cost $66,600)	51,981
Receivable for fund shares sold	132,567
Dividends and interest receivable	251,219
Prepaid expenses	15,463
Total Assets	145,950,571

LIABILITIES:
Payable for investments purchased	913,268
Payable for fund shares redeemed	53,381
Accrued investment advisory fees, net of waiver	143,313
Other payables and accrued expenses	57,843
Total Liabilities	1,167,805
NET ASSETS	$144,782,766

COMPOSITION OF NET ASSETS:
Paid-in capital	$118,106,467
Accumulated undistributed net investment loss	(269,067)
Accumulated undistributed net realized gain on
investments and foreign currency transactions	2,511,441
Net unrealized appreciation (depreciation) on
investments and foreign currency translation
Investment securities	27,330,537
Foreign currency translation	(2,896,612)
Net Assets	$144,782,766

Shares of common stock outstanding
(unlimited number of shares authorized)	9,173,009
Net Asset Value, Offering and
Redemption Price Per Share	$15.78

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Operations

For the Six Months Ended March 31, 2017 (Unaudited)

INVESTMENT INCOME:
Dividends	$585,621
Interest	99,645
Total Investment Income	685,266

EXPENSES:
Investment adviser fees	954,333
Fund accounting and administration fees	50,649
Transfer agent fees and expenses	29,530
Custody fees	25,093
Federal and state registration fees	14,194
Trustee fees	13,789
Chief compliance officer fees	12,701
Insurance fees	12,385
Legal fees	12,012
Auditing and tax fees	8,736
Service fees	7,153
Printing fees	6,694
Miscellaneous expense	2,178
Total expenses before reimbursement	1,149,447
Less fees reimbursed by investment adviser	(195,114)
Net Expenses	954,333
Net Investment Loss	(269,067)

NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investment securities	2,689,432
Foreign currency transactions	(119,505)
Total	2,569,927
Net change in unrealized appreciation on:
Investment securities	4,070,396
Foreign currency translation	799,923
Total	4,870,319
Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions	7,440,246
Net Increase in Net Asset from Operations	$7,171,179

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	March 31,	Year Ended
	2017	September 30,
	(Unaudited)	2016
FROM OPERATIONS:
Net investment income (loss)	$(269,067)	$2,609
Net realized gain on investments
and foreign currency transactions	2,569,927	5,856,919
Net change in unrealized
appreciation on investments
and foreign currency translation	4,870,319	4,426,499
Net Increase in
Net Assets from Operations	7,171,179	10,286,027

DISTRIBUTIONS TO SHAREHOLDERS:
From net realized gains	(5,822,023)	—
Total distributions	(5,822,023)	—

CAPITAL SHARE TRANSACTIONS
(NOTE 6):
Proceeds from shares sold	20,324,430	7,099,361
Dividends reinvested	4,758,905	—
Value of shares redeemed	(5,529,369)	(15,760,659)
Net Increase (Decrease) Resulting
from Capital Transactions	19,553,966	(8,661,298)
Redemption fees	1,396	58
Net Increase in Net Assets	20,904,518	1,624,787
NET ASSETS:
Beginning of period	123,878,248	122,253,461
End of period*	$144,782,766	$123,878,248
* Including accumulated undistributed
net investment loss of	$(269,067)	$—

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights

For a share outstanding throughout the periods indicated

	For the Six
	Months Ended
	March 31,
	2017
	(Unaudited)
Net Asset Value – Beginning of Period	$15.81
Income from Investment Operations
Net investment income (loss)(a)	(0.03)
Net realized and unrealized gain (loss) on investments
and foreign currency transactions and translations(a)	0.75
Total Income (Loss) from Investment Operations	0.72

Distributions to Shareholders
Net investment income	—
Net realized gains	(0.75)
Total Distributions	(0.75)

Capital Share Transactions
Redemption fees added to paid-in capital	—	(b)
Total Capital Share Transactions	—	(b)
Net Asset Value – End of Period	$15.78
Total Return	4.87	%(c)
Ratios and Supplemental Data:
Net assets, at end of period (000s)	$144,783
Ratios to average net assets:
Expenses including reimbursement/waiver	1.49	%(d)
Expenses excluding reimbursement/waiver	1.79	%(d)
Net investment loss including
reimbursement/waiver	-0.42	%(d)
Net investment loss excluding
reimbursement/waiver	-0.72	%(d)
Portfolio turnover rate	6	%(c)

(a)	Calculated using average shares outstanding.
(b)	Less than $0.005 per share.
(c)	Not Annualized.
(d)	Annualized.
(e)	Less than 0.005%.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights

For a share outstanding throughout the periods indicated

For the		For the	For the	For the	For the
Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
September 30,		September 30,	September 30,	September 30,	September 30,
2016		2015	2014	2013	2012
$14.55		$16.05	$14.99	$14.88	$12.99

—	(b)	(0.02)	(0.02)	(0.01)	(0.03)

1.26		(0.89)	1.44	0.65	2.64
1.26		(0.91)	1.42	0.64	2.61

—		—	(0.01)	—	—
—		(0.59)	(0.35)	(0.53)	(0.72)
—		(0.59)	(0.36)	(0.53)	(0.72)

—	(b)	— (b)	— (b)	— (b)	— (b)
—	(b)	— (b)	— (b)	— (b)	— (b)
$15.81		$14.55	$16.05	$14.99	$14.88
8.66%		-5.92%	9.64%	4.55%	20.97%

$123,878		$122,253	$147,051	$127,998	$94,299

1.49%		1.49%	1.49%	1.57%	1.88%
1.79%		1.75%	1.76%	1.81%	2.12%

0.00	%(e)	-0.10%	-0.13%	-0.06%	-0.25%

-0.30%		-0.36%	-0.40%	-0.30%	-0.49%
9%		1%	6%	20%	25%

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009.  The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”).  The affairs of the Trust are managed by a Board of Trustees (the “Board”).  The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”).  The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision.  The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation:  Equity securities, including common stocks and preferred stocks, traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and they are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are traded in active markets, they are categorized in Level 1 of the fair value hierarchy.  When the market is considered inactive, the securities are categorized in Level 2 or Level 3.  Short-term securities, including bonds, notes, debentures, and other debt

The Cook & Bynum Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances, and obligations of domestic and foreign banks shall be valued at current market quotations as provided by an independent pricing service on the day of valuation and are categorized in Level 2 of the fair value hierarchy. Short term debt securities which are not priced by a pricing service, or in which the Adviser does not believe the price supplied by the pricing service represents fair value, may be valued at their amortized cost, which approximates market value, unless the Adviser determines that amortized cost does not approximate fair value and are categorized in Level 2 of the fair value hierarchy.

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board of Trustees and/or its designee.  The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2017 (Unaudited)

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

C. Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.
Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined

The Cook & Bynum Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2017:

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$45,633,138	$—	$—	$45,633,138
Foreign
Common Stocks	25,493,063	5,958,119	—	31,451,182
Foreign
Preferred Stocks	15,807,429	—	—	15,807,429
Short-Term
Investments	—	50,790,890	—	50,790,890
TOTAL	$86,933,630	$56,749,009	$—	$143,682,639

(1)	Please refer to the schedule of investments to view securities by industry type.

For the six months ended March 31, 2017, there were no transfers between Level 1, 2, or 3 securities.  The Fund evaluates transfers into or out of Levels 1, 2, and 3 as of the end of the reporting period.  All securities of the Fund were valued using Level 1 and Level 2 inputs for the six months ended May 31, 2017.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income and Other:  Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the

The Cook & Bynum Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

E. Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2016, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2013.

F. Distributions to Shareholders:  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation:  The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

The Cook & Bynum Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains.  Accordingly, no provision has been made for federal income taxes.  Passive foreign investment companies, foreign currency, and certain other investments could create book-to-tax differences that may have an impact on the character of each Fund’s distributions.

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2016	2015
Ordinary Income	$—	$—
Long-Term Capital Gains	—	5,430,208
Total	$—	$5,430,208

Reclassifications:  The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  Accordingly, for the year ended September 30, 2016, certain differences were reclassified.  These differences were due to net operating losses reclassified to reduce short term capital gains and currency gains reclassified to ordinary income; the amounts reclassified did not affect net assets.  The reclassifications were as follows:

Increase/(Decrease) Accumulated net investment income/(loss)	$(2,609)
Increase/(Decrease) Accumulated net realized gain/(loss)
on investments and foreign currency transactions	$8,469
Increase/(Decrease) Paid-in capital	$(5,860)

The Cook & Bynum Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

B. Tax Basis of Investments:  As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments	$103,798,526
Gross unrealized appreciation	24,354,616
Gross unrealized depreciation	(1,152,928)
Net tax unrealized appreciation	23,201,688
Undistributed ordinary income	—
Undistributed long-term capital gains	5,821,990
Accumulated earnings	5,821,990
Other accumulated gains (losses)
Unrealized depreciation on foreign currency and translation	(3,696,535)
Total accumulated earnings	$25,327,143

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year. Qualified late-year ordinary losses are the excess of the sum of the specified loss attributable to the portion of the taxable year after October 31st, and the late-year losses attributable to the portion of the taxable year after December 31st, over the sum of the specified gains attributable to the portion of the taxable year after October 31st,  and other ordinary income attributable to the portion of the taxable year after December 31st. There were no post-October losses for the fiscal year ended September 30, 2016.

4. INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement dated May 27, 2009 (“Management Agreement”) with the Adviser.  The Management Agreement has been renewed through May 26, 2018.  Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund.  At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund.  The

The Cook & Bynum Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

management fee is paid at an annual rate equal to 1.49% of the average daily net assets of the Fund.  Prior to January 1, 2013 the management fee was equal to 1.50% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.49% of average daily net assets through February 1, 2018. Prior to January 1, 2013 the Fund’s net annual operating expenses were 1.88% of average daily net assets.  Without this agreement, expenses for shares of the Fund would be higher.  The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets.  The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred.  For the six months ended March 31, 2017 and years ended September 31, 2016, September 30, 2015, and September 30, 2014, the Adviser may in the future recover fee reductions and expense reimbursements totaling $195,114, $373,479, $356,271 and $380,171, respectively, from the Fund.  The adviser may recover these amounts no later than September 30, 2020, 2019, 2018 and 2017, respectively.  In reality, however, when the Adviser lowered the management fee charged to the Fund to 1.49% to match the total expense ratio cap, the Adviser essentially internalized the Fund’s structure and implicitly eliminated its ability to recapture any of the Fund’s organizational expenses or previously waived fees and expenses.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser. An employee of U.S. Bancorp Fund Services, LLC (“USBFS”) also serves as an Officer of the Trust.  An employee of Foreside Fund Officer Services, LLC (“FFOS”) serves as Chief Compliance Officer of the Trust.

The Fund has entered into Service Agreements with USBFS and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS.  Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting, and custody services.

The Cook & Bynum Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

Additionally, the Fund has entered into a Distribution Agreement with BHIL Distributors, LLC (a subsidiary under Foreside Fund Services, LLC) and an agreement with FFOS to provide Chief Compliance Officer Services.

Line of Credit:  The Fund has established a line of credit (“LoC”) with U.S. Bank, N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral.  The LoC will mature, unless renewed, on June 11, 2017.  Borrowing under the LoC is limited to the lesser of $13,000,000, 10% of the gross market value of the Fund, or 33 1/3% of the net market value of the unencumbered assets of the Fund.  The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 4% at March 31, 2017.  During the six months ended March 31, 2017, the Fund did not borrow on the LoC.

5. INVESTMENT TRANSACTIONS

During the six months ended March 31, 2017, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $14,408,968, and $4,371,548 respectively. There were no purchases or sales of long-term U.S. Government securities for the six months ended March 31, 2017.

6. SHARES OF BENEFICIAL INTEREST

On March 31, 2017, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund.  Transactions in shares of beneficial interest were as follows:

	For the Six	For the
	Months Ended	Year Ended
	March 31, 2017	September 30,
	(Unaudited)	2016
Beginning Shares	7,836,632	8,400,072
Shares Sold	1,376,353	460,672
Shares Issued in Reinvestment
of Distributions	321,114	—
Total	9,534,099	8,860,744
Less Shares Redeemed	(361,090)	(1,024,112)
Ending Shares	9,173,009	7,836,632

The Cook & Bynum Fund	Notes to Financial Statements

March 31, 2017 (Unaudited)

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2017, Charles Schwab & Co., Inc. owned, of record or beneficially, approximately 70% of the Fund’s shares.

8. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors.

9. NEW ACCOUNTING PRONOUNCEMENTS

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

10. SUBSEQUENT EVENTS

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued.  Based on this evaluation, no adjustments were required to the financial statements.

The Cook & Bynum Fund	Additional Information

March 31, 2017 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $7,500 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30 is available without charge, upon request, by calling 1-877-839-2629 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.  The Fund’s form N-Q may be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C., and information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction
The Fund did not designate any dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2016 as dividends qualifying for the dividends received deduction to corporate shareholders.

The Cook & Bynum Fund	Additional Information

March 31, 2017 (Unaudited)

Qualified Dividend Income
The Fund did not designate any dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2016 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The Fund did not designate any of the taxable ordinary income distributions as short-term capital gain distributions pursuant to Section 871 (k)(2)(C) of the Internal Revenue Code.

5. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.”  Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

The Cook & Bynum Fund	Additional Information

March 31, 2017 (Unaudited)

Interested Trustees and Officers
# of
Portfolios
		Term of		in Fund	Other
Name,	Position(s)	Office and		Complex	Director/
Age and	Held with	Length of	Principal Occupation	Overseen	Trustee
Address*	the Trust	Time Served**	During Past Five Years	by Trustee	Positions
Interested Trustees
J. Dowe	Trustee,	Mr. Bynum	Mr. Bynum has been a	1	None
Bynum^	Vice	has served	Principal of and Portfolio
Year of	President,	as a Trustee	Manager for Cook & Bynum
Birth:	Secretary	of the Trust	Capital Management, LLC
1978		since March	(“CBCM”) since 2006.
2009.
Independent Trustees
Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn has been Non-	1	Non-
Ogburn		has served	Executive Chairman of the		Executive
Year of		as a Trustee	Board of Crawford & Company		Chairman,
Birth:		of the Trust	since January 1, 2010.		Crawford &
1955		since May			Company
2010.
Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1	None
Rogers		has served	Partner with the law firm
Year of		as a Trustee	of Bainbridge, Mims,
Birth:		of the Trust	Rogers & Smith LLP
1958		since March	since January 1990.
2009.
Donald P.	Trustee	Mr. Carson	Mr. Carson has been the	1	None
Carson		has served	principal at each of Ansley
Year of		as a Trustee	Securities, LLC (broker-dealer)
Birth:		of the Trust	and Don Carson Associates,
1949		since April	LLC (a financial advisory
		2014.	services firm) since May 2013.
Prior to that, Mr. Carson
served as President, RFA
Management Company, LLC
from September 2003 to
April 2013.
*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
^	Mr. Bynum is an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

The Cook & Bynum Fund	Additional Information

March 31, 2017 (Unaudited)

Term of
Name,	Position(s)	Office and
Age and	Held with	Length of	Principal Occupation
Address*	the Trust	Time Served**	During Past Five Years
Officers
Richard P.	President	Mr. Cook	Mr. Cook has been a Principal of and Portfolio
Cook		has served	Manager for CBCM since 2006.
Year of		as President
Birth:		of the Trust
1978		since March
2009.
David A.	Vice	Mr. Hobbs	Since May 2010, Mr. Hobbs has served as a
Hobbs	President	has served as	Principal and President of CBCM.
Year of		Vice President
Birth: 1977		of the Trust
since January
2011.
Christopher	Treasurer	Mr. Remington	Mr. Remington joined USBFS in 2004 and is
M.		has served	currently a Vice President.
Remington		as Treasurer
Year of		of the Trust
Birth: 1978		since August
c/o U.S.		2015.
Bancorp Fund
Services, LLC
P.O. Box 701
Milwaukee, WI
53201-0701
James R.	Chief	Mr. Nash has	Since January 2016, Mr. Nash has served as a Fund
Nash	Compliance	served as Chief	Chief Compliance Officer for Foreside Fund Officer
Year of	Officer	Compliance	Services, LLC. From June 2014 to January 2016 he
Birth: 1981	and Anti-	Officer and	was Senior Associate and Regulatory Administration
c/o Foreside	Money	Anti-Money	Advisor of JP Morgan Chase & Co. From 2011 to
Fund	Laundering	Laundering	2014 he served as a Product Analyst for Linedata
Officer	Officer	Officer of the	Services, a service provider in the investment
Services, LLC		Trust since	management and credit industry.
10 High Street		January 2017.
Suite 302
Boston, MA
02110
*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 2830 Cahaba Road, Birmingham, AL 35223.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

(This Page Intentionally Left Blank.)

The Cook & Bynum Fund

Semi-Annual Report  |  March 31, 2017

Fund distributed by BHIL Distributors, LLC
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Cook & Bynum Funds Trust

By (Signature and Title)*       /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date    May 15, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*       /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date    May 15, 2017

By (Signature and Title)*        /s/Christopher M. Remington
Christopher M. Remington,
Treasurer (Principal Financial Officer)

Date    May 15, 2017